EXHIBIT 10.1


                              EMPLOYMENT AGREEMENT

THIS AGREEMENT is made effective the 26th day of July, 2000.

BETWEEN:

          SURPLUS OFFICE SYSTEMS, LLC, a limited company incorporated under the laws of Washington and having an office located at 543 - 5701 6th Avenue South, Seattle, Washington, 98108

          - and -

          ABLE AUCTIONS (1991) LTD., a company incorporated under the laws of British Columbia and having an office located at 1963 Lougheed Highway, Coquitlam, British Columbia, V3K 3T8

          (collectively, the "Company")

                                                               OF THE FIRST PART

AND:

          BRETT JOHNSTON, of 2996 Spuraway Avenue, Coquitlam, British Columbia, V3C 2E3

          (the "Employee")

                                                              OF THE SECOND PART

WHEREAS:

A.  The   Company   is   engaged   in  the   business   of  the   manufacturing,
re-manufacturing, and retail sales of office furniture (the "Business");

B. The Employee has represented to the Company that he is qualified to provide management services to the Company in connection with the Business; and

C. The Company wishes to employ the Employee to provide those services to the Company on the terms and subject to the following conditions;

NOW THEREFORE THIS AGREEMENT WITNESSES that the parties mutually agree as follows:

1. EMPLOYMENT

1.1 Subject to the terms and conditions of this Agreement, the Company employs the Employee to perform the duties set out in section 2.1.

1.2 The Employee's obligation to perform the duties and the Company's obligation to pay the remuneration to the Employee will commence on July 26, 2000 (the "Effective Date") and will continue for a term of three years from the Effective Date unless earlier terminated in accordance with Article 5 (the "Term").


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1.3 At the end of the Term,  the parties may renew this Agreement in writing for a further term of three years or as the parties otherwise agree.

2. DUTIES

2.1 The Employee will use his best efforts to manage the Business in the San Francisco Bay Area and to perform any other duties and functions that may be directed by the Company's Board of Directors (the "Duties").

2.2 The Employee will perform the Duties in a diligent, professional, and efficient manner to preserve and enhance the Company's corporate image and will faithfully devote his full time, effort, and ability to the performance of the Duties.

3. REMUNERATION

3.1 The Company will pay the Employee a base annual salary of US$125,000, payable in bi-monthly instalments of US$5,208.33 (less applicable source deductions) on the 15th day (or the business day immediately before the 15th day, if the latter is not a business day) and the last business day of each month during the Term.

3.2 The Company will also pay the Employee a bonus at the end of each fiscal year equal to the positive amount, if any, calculated as follows:

     2% of gross sales of the Business generated in the San Francisco Bay Area in that fiscal year, minus US$125,000 (the annual base salary)

     Where the Employee performs services hereunder for less than 12 months in any fiscal year, the calculation of 2% of gross sales will be based only on sales achieved during those months of services and the amount to be subtracted will be the total amount of salary actually paid to the Employee during those months.

     Despite the foregoing, the bonuses will only be payable to the extent that the Business remains profitable in the San Francisco Bay Area in that fiscal year, and any bonuses payable will be reduced as appropriate if payment of the entire bonus earned would result in the Business suffering a loss for that fiscal year. Gross sales and profitability will be calculated for the purposes of this section in accordance with generally accepted accounting principles.

3.3 The Company will reimburse the Employee for all travelling and other expenses, including expenses incurred by the Employee in moving to the San Francisco Bay Area up to a maximum of CDN$5,000, actually and properly incurred by him in connection with the Duties. The Employee will provide the Company with receipts and statements for all expenses at the Company's request.

3.4 Ableauctions.com, Inc. (the "Parent Company") will also grant to the Employee, subject to regulatory approval, an incentive stock option (the "Option") to acquire 100,000 shares of its common stock (the "Shares") at an exercise price of US$8.66 per Share, exercisable in stages for three years from the date of grant of the Option as follows:

     (a) the first 33,333 Shares may be purchased on or after the first anniversary of the date of grant;

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     (b)  the  second  33,333  Shares  may be  purchased  on or after the second anniversary of the date of grant; and

     (c) the final 33,334 Shares may be purchased on or after the third anniversary of the date of grant.

          The Parent Company and the Employee will enter into a separate incentive stock option agreement setting out in more detail the terms and conditions of the Option.

3.5 Unless the Company has a vehicle available for the Employee's use, the Employee will provide, maintain, and use his own vehicle for the performance of the Duties. The Company will pay the Employee a vehicle allowance of US$500 per month.

3.6 During the Term, the Employee will be entitled to a total of four weeks vacation in each calendar year and the Employee agrees to take vacations at the times that the President of the Company may reasonably approve having regard to the Company's operations.

3.7 The Employee will be entitled to participate in any medical or other benefit plans or programs that may be established by the Company during the Term, provided that:

     (a) the Employee will contribute US$200 per month toward monthly premiums; and

     (b) the Company will contribute not more than US$800 per month toward monthly premiums in respect of the Employee, his spouse, and any children.

3.8 The Company will continue to pay the premiums and any other costs of the life insurance policy for the Employee and the beneficiary of such policy will remain the Employee's wife.

4. RELATIONSHIP OF THE PARTIES

4.1 The Duties are personal in character and the Employee cannot assign either this Agreement or any rights or benefits arising under this Agreement. In performing the Duties, the Employee will operate as and have the status of employee and will not act or hold himself out as or be an agent or partner of the Company.

5. TERMINATION

5.1 This Agreement and the employment of the Employee may be terminated:

     (a) at any time by notice from the Company to the Employee for "just cause" (as defined below);

     (b) after the first year from the Effective Date, if the Employee by reason of illness or mental or physical disability fails for 60 consecutive days to perform the Duties, then by three months' notice from the Company to the Employee.

     For the purposes of this Agreement, "just cause" is defined as follows:

     (c) the Employee's continued failure or negligence to perform any of the Duties in the manner or within the time required or the continued breach of or default in any of the Employee's covenants, duties, or obligations 30 days after the Company delivers a



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          written  demand for  substantial  performance  to the Employee,  which demand specifically identifies the manner in which the Employee has not performed the Duties or the nature of the breach or default;

     (d) the Company acting reasonably determines the Employee has violated the confidentiality of any information as provided for in this Agreement or has become of unsound mind or is declared incompetent to handle his own personal affairs;

     (e) any dishonesty or misconduct on the part of the Employee that materially affects the Company;

     (f)  the  conviction  of  the  Employee  for  any  crime   involving  moral
          turpitude, fraud, or misrepresentation; or

     (g) the Employee becomes bankrupt or makes any arrangement or composition with its creditors.

5.2 On termination of this Agreement for any reason, the Employee will deliver to the Company all documents pertaining to the Company or its Business, including without limitation all correspondence, reports, contracts, data bases related to the Company, and anything included in the definition of "Confidential Information" set out in section 6.1.

6. CONFIDENTIALITY AND NON-COMPETITION

6.1 For the purposes of this Article 6, "Confidential Information" includes without limitation:

     (a) trade secrets concerning the business and affairs of the Company and its affiliates (collectively, the "Companies"), data, know-how, ideas, past and current supplier and customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer  software  and  programs  (including  object  code and source code), computer software and database technologies, systems, structures and architectures (and related formulae, compositions, processes, improvements, devices, inventions, discoveries, concepts, designs, methods, and information), and any other information, however documented, that is a trade secret; and

     (b) information concerning the business and affairs of the Companies, which includes historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel, and personnel training and techniques and materials, however documented; and

     (c) notes, analyses, compilations, reports, studies, summaries, and other material prepared by or for the Companies containing or based, in whole or in part, on any information included in the foregoing.

6.2 The Employee acknowledges and agrees that all Confidential Information prepared, produced, developed, known, or obtained by the Employee, directly or indirectly, whether before or after the date hereof, belongs exclusively to the Companies, which will be entitled to all rights, interests, profits, or benefits in respect thereof.

6.3 The Employee will not disclose at any time any Confidential Information to any person not expressly authorized in writing by the Company for that purpose. The Employee will comply with


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any  directions  that  the  Company  may  make to  ensure  the  safeguarding  or confidentiality of all Confidential Information.

6.4 The Employee will not disseminate or distribute any of the Confidential Information to the media, members of the public, shareholders of the Company, prospective investors, members of the investment or brokerage community, securities regulators, or any other third party, without the Company first reviewing and approving the Confidential Information before dissemination or distribution.

6.5 The Employee will not make any copies, summaries, or other reproductions of any Confidential Information without the Company's express written permission, provided that the Company permits the Employee to maintain one copy of the Confidential Information for his own use during the Term.

6.6 The Employee will not, either directly or indirectly, use for his own benefit or for the benefit of any third party any Confidential Information.

6.7 The Employee acknowledges and agrees that Confidential Information is and will be of a special and unique character, the loss of which cannot be reasonably, readily, or accurately calculated in monetary terms. Accordingly, the Companies will be entitled to injunctive or other equitable relief to prevent or cure any breach or threatened breach of this Agreement by the Employee. Resort to equitable relief, however, will not be construed to be a waiver of any other right or remedy that the Companies may have for damages or otherwise.

6.8 The Employee agrees that during the Term and any renewal term and for a period of two years following the date of termination of this Agreement, he will not, either for himself or for any other person:

     (a) encourage or entice any persons who are employees or full-time independent contractors of the Companies (collectively, "Service Providers") at any time during the Term or any renewal term, or who were Service Providers at any time within the 30 days preceding the date of this Agreement, to seek employment or service with persons other than the Companies; or

     (b) offer employment or service or contracts, directly or indirectly, to any persons who are Service Providers at any time during the Term or any renewal term, or who were Service Providers at any time within the 30 days preceding the date of this Agreement; or

     (c) in any way interfere with the relationship between the Companies and any Service Providers;

     (d) induce or attempt to induce any customer, supplier, or business relation of the Companies to cease doing business with any of the Companies, or in any way interfere with the Companies' relationship with any customer, supplier, or business relation of the Companies.

6.9 The Employee agrees with the Company that he will not, except as a Service Provider of any of the Companies:

     (a) at any time during the Term or any renewal term or any other association with any of the Companies and during any notice period while the Employee is receiving remuneration from any of the Companies, or


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     (b)  where  the Term or the  association  of the  Employee  with any of the
          Companies is terminated for whatever reason, for a period of two years thereafter,

either individually or in a partnership or jointly or in conjunction with any person, firm, corporation, government, association, or syndicate as principal, agent, employee, director, officer, consultant, or in any other manner, carry on, manage, operate, or engage or participate in any business whose activities compete in whole or in part with the Business or any other business of the Companies within the Greater Vancouver area or the San Francisco Bay Area. The Employee agrees that this covenant is reasonable with respect to its duration, geographical area, and scope.

6.10 If the Employee breaches any of the provisions of this Article 6, the Companies or any of them will be entitled to damages from the Employee and, in addition to its rights to damages and any other rights any of the Companies may have, to obtain injunctive or other equitable relief to restrain any breach or threatened breach or otherwise to specifically enforce the provisions of this
Article 6, it being agreed that money damages alone would be inadequate to compensate the Companies and would be an inadequate remedy for such breach. The remedies afforded to the Companies by this Agreement will be cumulative and not alternative and will be in addition to and not in substitution for any other rights and remedies available to the participants at law or in equity, including the remedy of injunctive relief.

6.11 On termination of this Agreement, the Employee will furnish to the Company a certificate in a form approved by the Company's solicitors that declares that the Employee has not:

     (a) divulged, disclosed, distributed, or otherwise made available to any person any of the Confidential Information; or

     (b) reproduced or made any use of the Confidential Information for his own benefit or for the benefit of any third party; or

     (c) acted contrary to this Article 6, except with the Company's prior written consent.

7. NOTICES

7.1 Any notices to be given by either party to the other will be sufficiently given if delivered personally or transmitted by facsimile or if sent by registered mail, postage prepaid, to the parties at their respective addresses shown on the first page of this Agreement, or to any other addresses as either party may notify to the other from time to time in writing. Notice will be deemed to have been given at the time of delivery, if delivered in person or transmitted by facsimile, or within three business days from the date of posting if mailed.

8. FURTHER ASSURANCES

8.1 Each party will at any time and from time to time, at the other's request, sign and deliver other documents and do other things that the other party may reasonably request to carry out and give full effect to the terms, conditions, and intent of this Agreement.

9. ENUREMENT

9.1 This Agreement is binding on the parties to this Agreement, and will enure to the benefit of the Companies and their successors and assigns, and the Employee, his heirs, personal representatives, and permitted assigns.


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10. ASSIGNMENT

10.1 The Company may assign this Agreement to any affiliated company upon notice to the Employee.

11. WAIVER

11.1 The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law,

     (a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party;

     (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and

     (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving the notice or demand to take further action without notice or demand as provided in this Agreement.

12. SEVERABILITY

12.1  If  any  provision  of  this   Agreement  is  determined  to  be  void  or
unenforceable in whole or in part, that provision will be deemed not to affect or impair the validity of any other provision of this Agreement and the void or unenforceable provision will be severable from this Agreement.

13. GOVERNING LAW

13.1 This Agreement will be governed by and construed in accordance with the laws of Washington and the parties irrevocably attorn to the courts of Washington.

     IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

SURPLUS OFFICE SYSTEMS, LLC                  ABLE AUCTIONS (1991) LTD.
Per:                                         Per:

-----------------------------------          -----------------------------------
Authorized Signatory                         Authorized Signatory



-----------------------------------
BRETT JOHNSTON